QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2001
(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-12448 (Commission File Number)	91-1104842 (I.R.S. Employer Identification Number)
23500 - 64th Avenue South, Kent, Washington 98032 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code:
 (253) 850-3500

ITEM 5. Other Events

    Flow International Corporation announced that Steve Reichenbach, formerly EVP and Chief Financial Officer of Flow, has been named to the new position of Chief Financial Officer of its wholly owned subsidiary Fresher Under Pressure, Inc. Michael O'Brien, who has been FLOW's Controller since 1999, will become acting Chief Financial Officer of Flow.

Exhibits

20.1.  Press Release

2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2001	FLOW INTERNATIONAL CORPORATION
	By:	/s/ JOHN S. LENESS John S. Leness General Counsel and Corporate Secretary

3

QuickLinks

  ITEM 5. Other Events
SIGNATURES